UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 14, 2023

Volkswagen Auto Loan Enhanced Trust 2023-2
(Issuing Entity)

Central Index Key Number: 0001998124

Volkswagen Auto Lease/Loan Underwritten Funding, LLC
(Depositor)

Central Index Key Number: 0001182534

VW Credit, Inc.
(Sponsor)

Central Index Key Number: 0000833733

(Exact Names of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware

(State or Other Jurisdiction of Incorporation)

333-269194 333-269194-02	11-3650483
(Commission File Numbers)	(Registrant’s I.R.S. Employer Identification Nos.)

1950 Opportunity Way, Suite 1500 Reston, Virginia	20190
(Address of Principal Executive Offices)	(Zip Code)

(703) 364-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Form 8-K re: transaction documents and

underwriting agreement

Item 1.01. Entry into a Material Definitive Agreement.

On November 14, 2023, Volkswagen Auto Lease/Loan Underwritten Funding, LLC (“VALU Funding”), VW Credit, Inc. (“VCI”) and Citigroup Global Markets Inc., on its own behalf and as representative of the several underwriters thereunder (the “Underwriters”) entered into an Underwriting Agreement, pursuant to which notes in the following classes: Class A-1, Class A-2-A, Class A-2-B, Class A-3 and Class A-4 (collectively, the “Notes”) with an aggregate principal balance of $1,250,000,000 were sold to the Underwriters. The Notes will be issued on or about November 21, 2023 (the “Closing Date”).

Attached as Exhibit 1.1 is the Underwriting Agreement.

Item 8.01. Other Events.

The Registrant is filing the exhibits listed in Item 9.01(d) below in connection with the issuance and sale of the Notes described in the Final Prospectus dated November 14, 2023. The Registrant is filing the following documents, each of which will be dated as of the Closing Date:

1. Purchase Agreement, between VCI and VALU Funding, pursuant to which VCI will transfer to VALU Funding certain motor vehicle retail installment sales contracts and/or installment loans that are secured by new and used automobiles and sport utility vehicles (the “Receivables”) and related property.

2. Amended and Restated Trust Agreement, by and among VALU Funding and U.S. Bank Trust National Association (the “Owner Trustee”) which will amend and restate the trust agreement pursuant to which Volkswagen Auto Loan Enhanced Trust 2023-2 (the “Issuing Entity”) was created.

3. Sale and Servicing Agreement, by and among the Issuing Entity, VALU Funding, as seller, VCI, as servicer, and Citibank, N.A. (the “Indenture Trustee”), pursuant to which the Receivables and related property will be transferred to the Issuing Entity.

4. Indenture, by and between the Issuing Entity and the Indenture Trustee, pursuant to which the Notes will be issued.

5. Administration Agreement, by and among the Issuing Entity, VCI, as administrator, and the Indenture Trustee, relating to the provision by VCI of certain services relating to the Issuing Entity and the Notes.

6. Asset Representations Review Agreement, by and among the Issuing Entity, VCI, as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer, relating to the review of certain representations relating to the Receivables.

The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form SF-3 (Commission File No. 333-269194).

Attached as Exhibit 4.1 is the form of Indenture, as Exhibit 10.1 is the form of Purchase Agreement, as Exhibit 10.2 is the form of Sale and Servicing Agreement, as Exhibit 10.3 is the form of Administration Agreement, as Exhibit 10.4 is the form of Amended and Restated Trust Agreement, and as Exhibit 10.5 is the form of Asset Representations Review Agreement.

In connection with the offering of the Notes, the chief executive officer of the Registrant has made the certifications required by Paragraph I.B.1(a) of Form SF-3 attached as Exhibit 36.1. The certification is being filed on this Current Report to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Form 8-K re: transaction documents and

underwriting agreement

Exhibit
No.	Document Description

1.1	Underwriting Agreement, dated as of November 14, 2023, among VALU Funding, VCI and Citigroup Global Markets Inc., as Representative of the several Underwriters.

4.1	Indenture, to be dated as of November 21, 2023, between the Issuing Entity and the Indenture Trustee.

10.1	Purchase Agreement, to be dated as of November 21, 2023, between VCI and VALU Funding.

10.2	Sale and Servicing Agreement, to be dated as of November 21, 2023, among the Issuing Entity, VALU Funding, VCI and the Indenture Trustee.

10.3	Administration Agreement, to be dated as of November 21, 2023, among the Issuing Entity, VCI as administrator, and the Indenture Trustee.

10.4	Amended and Restated Trust Agreement, to be dated as of November 21, 2023, among VALU Funding and the Owner Trustee.

10.5	Asset Representations Review Agreement, to be dated as of November 21, 2023, among the Issuing Entity, VCI, as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer.

36.1	Depositor Certification for shelf offerings of asset-backed securities.

Form 8-K re: transaction documents and

underwriting agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2023	VOLKSWAGEN AUTO LEASE/LOAN UNDERWRITTEN FUNDING, LLC

	By:	/s/Garett Miles
	Name:	Garett Miles
	Title:	President and Head of Securitization

	By:	/s/Jens Schreiber
	Name:	Jens Schreiber
	Title:	Treasurer

Form 8-K re: transaction documents and

underwriting agreement